Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2009

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,

	2009	2008	2009	2008

REVENUES:
Minimum rents	$170,491	$177,943	$342,428	$352,474
Percentage rents	1,604	1,610	6,408	6,606
Other rents	4,142	4,204	8,422	9,218
Tenant reimbursements	81,695	79,952	163,179	166,375
Management, development and leasing fees	1,615	2,484	4,080	5,422
Other	6,977	6,290	13,067	13,320

Total revenues	266,524	272,483	537,584	553,415

EXPENSES:
Property operating	39,355	44,094	83,372	92,386
Depreciation and amortization	75,793	73,064	154,104	148,144
Real estate taxes	24,449	23,898	48,603	48,077
Maintenance and repairs	13,416	15,003	29,410	32,919
General and administrative	10,893	11,114	22,372	23,645
Other	5,914	6,541	11,071	13,540

Total expenses	169,820	173,714	348,932	358,711

Income from operations	96,704	98,769	188,652	194,704
Interest and other income	1,362	2,182	2,943	4,909
Interest expense	(72,842)	(76,455)	(144,727)	(156,679)
Impairment of investment	—	—	(7,706)	—
Gain (loss) on sales of real estate assets	72	4,269	(67)	7,345
Equity in earnings (losses) of unconsolidated affiliates	62	(186)	1,596	793
Income tax provision	(152)	(3,838)	(755)	(4,195)

Income from continuing operations	25,206	24,741	39,936	46,877
Operating income of discontinued operations	86	1,053	20	1,335
Gain (loss) on discontinued operations	(12)	3,112	(72)	3,112

Net income	25,280	28,906	39,884	51,324
Net income attributable to noncontrolling interests:
Operating partnership	(5,109)	(7,385)	(6,415)	(12,127)
Other consolidated subsidiaries	(6,580)	(6,402)	(12,711)	(12,451)

Net income attributable to the Company	13,591	15,119	20,758	26,746
Preferred dividends	(5,454)	(5,454)	(10,909)	(10,909)

Net income available to common shareholders	$8,137	$9,665	$9,849	$15,837

Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.10	$0.10	$0.13	$0.19
Discontinued operations	—	0.04	—	0.03

Net income available to common shareholders	$0.10	$0.14	$0.13	$0.22

Weighted average common shares outstanding	82,918	71,062	77,072	71,027

Diluted per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.10	$0.10	$0.13	$0.19
Discontinued operations	—	0.04	—	0.03

Net income available to common shareholders	$0.10	$0.14	$0.13	$0.22

Weighted average common and potential dilutive common shares outstanding	82,957	71,250	77,109	71,209

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$8,092	$7,259	$9,880	$13,269
Discontinued operations	45	2,406	(31)	2,568

Net income available to common shareholders	$8,137	$9,665	$9,849	$15,837

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

The Company’s calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,

	2009	2008	2009	2008

Net income available to common shareholders	$8,137	$9,665	$9,849	$15,837
Noncontrolling interest in earnings of operating partnership	5,109	7,385	6,415	12,127
Depreciation and amortization expense of:
Consolidated properties	75,793	73,064	154,104	148,144
Unconsolidated affiliates	7,555	6,694	15,064	13,371
Discontinued operations	—	117	—	892
Non-real estate assets	(243)	(259)	(490)	(502)
Noncontrolling interests’ share of depreciation and amortization	(64)	(303)	(265)	(651)
(Gain) loss on discontinued operations	12	(3,112)	72	(3,112)
Income tax provision on disposal of discontinued operations	—	1,183	—	1,183

Funds from operations of the operating partnership	$96,299	$94,434	$184,749	$187,289

Funds from operations per diluted share	$0.71	$0.77	$1.43	$1.52

Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	134,906	123,223	129,058	123,183

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$96,299	$94,434	$184,749	$187,289
Percentage allocable to Company shareholders (1)	61.48%	57.76%	59.74%	57.74%

Funds from operations allocable to Company shareholders	$59,205	$54,545	$110,369	$108,141

(1)

Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units on page 4.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$1,129	$4,458	$3,671	$5,918
Lease termination fees per share	$0.01	$0.04	$0.03	$0.05

Straight-line rental income	$1,570	$1,837	$3,301	$3,338
Straight-line rental income per share	$0.01	$0.01	$0.03	$0.03

Gains on outparcel sales	$154	$4,188	$579	$7,548
Gains on outparcel sales per share	$—	$0.03	$—	$0.06

Amortization of acquired above- and below-market leases	$1,532	$2,506	$3,080	$5,103
Amortization of acquired above- and below-market leases per share	$0.01	$0.02	$0.02	$0.04

Amortization of debt premiums	$1,707	$1,961	$3,742	$3,936
Amortization of debt premiums per share	$0.01	$0.02	$0.03	$0.03

Income tax provision	$(152)	$(2,655)	$(755)	$(3,012)
Income tax provision per share	$—	$(0.02)	$(0.01)	$(0.02)

Impairment of investment	$—	$—	$(7,706)	$—
Impairment of investment per share	$—	$—	$(0.06)	$—

Abandoned projects	$(67)	$(1,199)	$(143)	$(2,912)
Abandoned projects per share	$—	$(0.01)	$—	$(0.02)

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,

	2009	2008	2009	2008

Net income attributable to the Company	$13,591	$15,119	$20,758	$26,746

Adjustments:
Depreciation and amortization	75,793	73,064	154,104	148,144
Depreciation and amortization from unconsolidated affiliates	7,555	6,694	15,064	13,371
Depreciation and amortization from discontinued operations	—	117	—	892
Noncontrolling interests’ share of depreciation and amortization in other consolidated subsidiaries	(64)	(303)	(265)	(651)
Interest expense	72,842	76,455	144,727	156,679
Interest expense from unconsolidated affiliates	7,497	7,208	15,362	13,834
Noncontrolling interests’ share of interest expense in other consolidated subsidiaries	(189)	(455)	(462)	(903)
Abandoned projects expense	67	1,199	143	2,912
(Gain) loss on sales of real estate assets	(72)	(4,269)	67	(7,345)
Gain on sales of real estate assets of unconsolidated affiliates	(82)	(145)	(646)	(429)
Impairment of investment	—	—	7,706	—
Noncontrolling interests’ share of gain on sales of other consolidated subsidiaries	—	230	—	230
Income tax provision	152	3,838	755	4,195
Noncontrolling interests in earnings of operating partnership	5,109	7,385	6,415	12,127
(Gain) loss on discontinued operations	12	(3,112)	72	(3,112)

Operating partnership’s share of total NOI	182,211	183,025	363,800	366,690
General and administrative expenses	10,893	11,114	22,372	23,645
Management fees and non-property level revenues	(4,574)	(6,357)	(10,606)	(14,328)

Operating partnership’s share of property NOI	188,530	187,782	375,566	376,007
NOI of non-comparable centers	(4,442)	(2,660)	(8,380)	(5,233)

Total same-center NOI	$184,088	$185,122	$367,186	$370,774

Malls	$166,601	$166,420	$333,226	$334,797
Associated centers	8,134	8,865	15,955	17,472
Community centers	3,508	3,732	6,899	7,133
Other	5,845	6,105	11,106	11,372

Total same-center NOI	184,088	185,122	367,186	370,774
Less lease termination fees	(1,129)	(4,438)	(3,671)	(5,762)

Total same-center NOI, excluding lease termination fees	$182,959	$180,684	$363,515	$365,012

Percentage Change:
Malls	0.1%		-0.5%
Associated centers	-8.2%		-8.7%
Community centers	-6.0%		-3.3%
Other	-4.3%		-2.3%

Total same-center NOI	-0.6%		-1.0%

Total same-center NOI, excluding lease termination fees	1.3%		-0.4%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

Company’s Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	June 30, 2009

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,541,048	$1,147,554	$5,688,602
Noncontrolling interests’ share of consolidated debt	(23,424)	(928)	(24,352)
Company’s share of unconsolidated affiliates’ debt	407,022	181,282	588,304

Company’s share of consolidated and unconsolidated debt	$4,924,646	$1,327,908	$6,252,554

Weighted average interest rate	5.98%	1.68%	5.06%

	June 30, 2008

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,653,373	$1,344,785	$5,998,158
Noncontrolling interests’ share of consolidated debt	(23,909)	(910)	(24,819)
Company’s share of unconsolidated affiliates’ debt	409,702	74,145	483,847

Company’s share of consolidated and unconsolidated debt	$5,039,166	$1,418,020	$6,457,186

Weighted average interest rate	5.79%	3.59%	5.30%

Debt-To-Total-Market Capitalization Ratio as of June 30, 2009 (In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value

Common stock and operating partnership units	189,804	$5.39	$1,023,044
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000

Total market equity			1,313,044
Company’s share of total debt			6,252,554

Total market capitalization			$7,565,598

Debt-to-total-market capitalization ratio			82.6%

(1)

Stock price for common stock and operating partnership units equals the closing price of the common stock on June 30, 2009. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,

	Basic	Diluted	Basic	Diluted

2009:
Weighted average shares - EPS	82,918	82,957	77,072	77,109
Weighted average operating partnership units	51,949	51,949	51,949	51,949

Weighted average shares- FFO	134,867	134,906	129,021	129,058

2008:
Weighted average shares - EPS	71,062	71,250	71,027	71,209
Weighted average operating partnership units	51,976	51,973	51,976	51,972

Weighted average shares- FFO	123,038	123,223	123,003	123,183

Dividend Payout Ratio	Three Months Ended June 30,		Six Months Ended June 30,

	2009	2008	2009	2008

Weighted average dividend per share	$0.15385	$0.55047	$0.53291	$1.10094
FFO per diluted, fully converted share	$0.71	$0.77	$1.43	$1.52

Dividend payout ratio	21.7%	71.5%	37.3%	72.4%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

Consolidated Balance Sheets
(Unaudited, in thousands except share data)

	June 30, 2009	December 31, 2008

ASSETS
Real estate assets:
Land	$926,588	$902,504
Buildings and improvements	7,567,502	7,503,334

	8,494,090	8,405,838
Accumulated depreciation	(1,433,863)	(1,310,173)

	7,060,227	7,095,665
Developments in progress	217,207	225,815

Net investment in real estate assets	7,277,434	7,321,480
Cash and cash equivalents	50,789	51,227
Cash in escrow	—	2,700
Receivables:
Tenant, net of allowance	69,386	74,402
Other	12,725	12,145
Mortgage and other notes receivable	51,380	58,961
Investments in unconsolidated affiliates	196,106	207,618
Intangible lease assets and other assets	285,712	305,802

	$7,943,532	$8,034,335

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable	$5,688,602	$6,095,676
Accounts payable and accrued liabilities	291,152	329,991

Total liabilities	5,979,754	6,425,667

Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	91,792	18,393
Redeemable noncontrolling preferred joint venture interest	421,457	421,279

Total redeemable noncontrolling interests	513,249	439,672

Shareholders’ equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 137,855,513 and 66,394,844 issued and outstanding in 2009 and 2008, respectively	1,378	664
Additional paid-in capital	1,420,214	993,941
Accumulated other comprehensive loss	(6,968)	(12,786)
Accumulated deficit	(223,202)	(193,307)

Total shareholders’ equity	1,191,434	788,524
Noncontrolling interests	259,095	380,472

Total equity	1,450,529	1,168,996

	$7,943,532	$8,034,335

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company’s ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,

	2009	2008	2009	2008

EBITDA:
Net income attributable to the Company	$13,591	$15,119	$20,758	$26,746

Adjustments:
Depreciation and amortization	75,793	73,064	154,104	148,144
Depreciation and amortization from unconsolidated affiliates	7,555	6,694	15,064	13,371
Depreciation and amortization from discontinued operations	—	117	—	892
Noncontrolling interests’ share of depreciation and amortization in other consolidated subsidiaries	(64)	(303)	(265)	(651)
Interest expense	72,842	76,455	144,727	156,679
Interest expense from unconsolidated affiliates	7,497	7,208	15,362	13,834
Noncontrolling interests’ share of interest expense in other consolidated subsidiaries	(189)	(455)	(462)	(903)
Income and other taxes	1,495	5,258	2,297	5,914
Impairment of investment	—	—	7,706	—
Abandoned projects	67	1,199	143	2,912
Noncontrolling interests in earnings of operating partnership	5,109	7,385	6,415	12,127
(Gain) loss on discontinued operations	12	(3,112)	72	(3,112)

Company’s share of total EBITDA	$183,708	$188,629	$365,921	$375,953

Interest Expense:
Interest expense	$72,842	$76,455	$144,727	$156,679
Interest expense from unconsolidated affiliates	7,497	7,208	15,362	13,834
Noncontrolling interests’ share of interest expense in other consolidated subsidiaries	(189)	(455)	(462)	(903)

Company’s share of total interest expense	$80,150	$83,208	$159,627	$169,610

Ratio of EBITDA to Interest Expense	2.29	2.27	2.29	2.22

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,

	2009	2008	2009	2008

Company’s share of total EBITDA	$183,708	$188,629	$365,921	$375,953
Interest expense	(72,842)	(76,455)	(144,727)	(156,679)
Noncontrolling interests’ share of interest expense in other consolidated subsidiaries	189	455	462	903
Income and other taxes	(1,495)	(5,258)	(2,297)	(5,914)
Amortization of deferred financing costs and non-real estate depreciation included in operating expense	2,101	2,292	4,431	4,411
Amortization of debt premiums	(1,707)	(1,961)	(3,742)	(3,936)
Amortization of above- and below- market leases	(1,555)	(2,511)	(3,112)	(5,108)
Depreciation and interest expense from unconsolidated affiliates	(15,052)	(13,902)	(30,426)	(27,205)
Noncontrolling interests’ share of depreciation and amortization in other consolidated subsidiaries	64	303	265	651
Noncontrolling interest in earnings of other consolidated subsidiaries	6,580	6,402	12,711	12,451
Realized foreign currency loss	29	—	76	—
(Gains) losses on outparcel sales	(72)	(4,269)	67	(7,345)
Income tax benefit from stock options	—	2,235	—	3,736
Equity in (earnings) losses of unconsolidated affiliates	(62)	186	(1,596)	(793)
Distributions from unconsolidated affiliates	2,293	2,780	6,020	6,943
Share-based compensation expense	905	1,139	1,875	2,727
Changes in operating assets and liabilities	4,327	(2,082)	(6,783)	(10,299)

Cash flows provided by operating activities	$107,411	$97,983	$199,145	$190,496

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

Schedule of Mortgage and Other Notes Payable as of June 30, 2009
(Dollars in thousands)

		Original Maturity Date	Optional Extended Maturity Date
				Interest Rate		Balance

Location	Property				Balance	Fixed	Variable

Operating Properties:
Chattanooga, TN	CBL Center II	Aug-09	Aug-10	1.57%	11,599	—	11,599
Burlington, NC	Alamance Crossing	Sep-09	Sep-11	1.56%	74,413	—	74,413
Stillwater, OK	Lakeview Pointe	Nov-09	Nov-10	1.32%	15,600	—	15,600
Cincinnati, OH	Eastgate Mall	Dec-09	—	4.55%	52,782 (a)	52,782	—
Fairview Heights, IL	St. Clair Square	Apr-10	—	7.50%	58,597	58,597	—
Little Rock, AR	Park Plaza Mall	May-10	—	8.69%	39,128	39,128	—
Spartanburg, SC	WestGate Crossing	Jul-10	—	8.42%	9,090	9,090	—
Pearland, TX	Pearland Office	Jul-10	Jul-12	1.53%	7,562 (b)	—	7,562
Pearland, TX	Pearland Town Center	Jul-10	Jul-12	1.53%	126,226 (b)	—	126,226
Burnsville, MN	Burnsville Center	Aug-10	—	8.00%	62,485	62,485	—
Roanoke, VA	Valley View Mall	Sep-10	—	8.61%	41,460	41,460	—
Beaumont, TX	Parkdale Crossing	Sep-10	—	5.01%	7,796	7,796	—
Beaumont, TX	Parkdale Mall	Sep-10	—	5.01%	49,376	49,376	—
Nashville, TN	CoolSprings Galleria	Sep-10	—	6.22%	122,325	122,325	—
Lansing, MI	Meridian Mall	Nov-10	Nov-11	5.18%	40,000 (c)	40,000
Stroud, PA	Stroud Mall	Dec-10	—	8.42%	30,002	30,002	—
Wausau, WI	Wausau Center	Dec-10	—	6.70%	11,464	11,464	—
York, PA	York Galleria	Dec-10	—	8.34%	47,933	47,933	—
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.31%	15,848	—	15,848
St. Louis, MO	West County Center- Former Lord & Taylor	Mar-11	Mar-13	1.31%	24,410	—	24,410
Lexington, KY	Fayette Mall	Jul-11	—	7.00%	87,841	87,841	—
St. Louis, MO	Mid Rivers Mall	Jul-11	—	7.24%	78,748	78,748	—
Panama City, FL	Panama City Mall	Aug-11	—	7.30%	37,442	37,442	—
Asheville, NC	Asheville Mall	Sep-11	—	6.98%	64,043	64,043	—
Nashville, TN	Rivergate Mall	Sep-11	Sep-13	5.85%	87,500 (d)	87,500
Milford, CT	Milford Marketplace	Jan-12	Jan-13	3.81%	17,200	—	17,200
Ft. Smith, AR	Massard Crossing	Feb-12	—	7.54%	5,535	5,535	—
Vicksburg, MS	Pemberton Plaza	Feb-12	—	7.54%	1,891	1,891	—
Houston, TX	Willowbrook Plaza	Feb-12	—	7.54%	28,320	28,320	—
High Point, NC	Oak Hollow Mall	Feb-12	—	4.50%	37,708	37,708	—
Fayetteville, NC	Cross Creek Mall	Apr-12	—	7.40%	59,565	59,565	—
Colonial Heights, VA	Southpark Mall	May-12	—	7.00%	33,722	33,722	—
Douglasville, GA	Arbor Place	Jul-12	—	6.51%	70,146	70,146	—
Saginaw, MI	Fashion Square	Jul-12	—	6.51%	53,707	53,707	—
Louisville, KY	Jefferson Mall	Jul-12	—	6.51%	39,075	39,075	—
North Charleston, SC	Northwoods Mall	Jul-12	—	6.51%	55,945	55,945	—
Jackson, TN	Old Hickory Mall	Jul-12	—	6.51%	30,985	30,985	—
Asheboro, NC	Randolph Mall	Jul-12	—	6.50%	13,510	13,510	—
Racine, WI	Regency Mall	Jul-12	—	6.51%	30,641	30,641	—
Douglasville, GA	The Landing At Arbor Place	Jul-12	—	6.51%	7,918	7,918	—
Spartanburg, SC	WestGate Mall	Jul-12	—	6.50%	48,533	48,533	—
Chattanooga, TN	CBL Center	Aug-12	—	6.25%	13,549	13,549	—
Livonia, MI	Laurel Park Place	Dec-12	—	8.50%	47,654	47,654	—
Monroeville, PA	Monroeville Mall	Jan-13	—	5.73%	119,131	119,131	—
Greensburg, PA	Westmoreland Mall	Mar-13	—	5.05%	72,537	72,537	—
St. Louis, MO	West County Center	Apr-13	—	5.19%	153,762	153,762	—
Columbia, SC	Columbia Place	Sep-13	—	5.45%	29,687	29,687	—
St. Louis, MO	South County Center	Oct-13	—	4.96%	78,241	78,241	—
Joplin, MO	Northpark Mall	Mar-14	—	5.75%	37,591	37,591	—
Laredo, TX	Mall del Norte	Dec-14	—	5.04%	113,400	113,400	—
Rockford, IL	CherryVale Mall	Oct-15	—	5.00%	88,558	88,558	—
Brookfield, IL	Brookfield Square	Nov-15	—	5.08%	99,146	99,146	—
Madison, WI	East Towne Mall	Nov-15	—	5.00%	75,484	75,484	—
Madison, WI	West Towne Mall	Nov-15	—	5.00%	106,620	106,620	—
Bloomington, IL	Eastland Mall	Dec-15	—	5.85%	59,400	59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	—	5.85%	31,571	31,571	—
Overland Park, KS	Oak Park Mall	Dec-15	—	5.85%	275,700	275,700	—
Janesville, WI	Janesville Mall	Apr-16	—	8.38%	9,640	9,640	—
Akron, OH	Chapel Hill Mall	Aug-16	—	6.10%	74,217	74,217	—
Chesapeake, VA	Greenbrier Mall	Aug-16	—	5.91%	81,821	81,821	—
Chattanooga, TN	Hamilton Place	Aug-16	—	5.86%	112,587	112,587	—
Midland, MI	Midland Mall	Aug-16	—	6.10%	36,626	36,626	—
St. Louis, MO	Chesterfield Mall	Sep-16	—	5.74%	140,000	140,000	—
Southaven, MS	Southaven Towne Center	Jan-17	—	5.50%	44,442	44,442	—
Cary, NC	Cary Towne Center	Mar-17	—	8.50%	72,658	72,658	—
Charleston, SC	Citadel Mall	Apr-17	—	5.68%	73,004	73,004	—
Chattanooga, TN	Hamilton Corner	Apr-17	—	5.67%	16,542	16,542	—
Layton, UT	Layton Hills Mall	Apr-17	—	5.66%	104,349	104,349	—
Lafayette, LA	Mall of Acadiana	Apr-17	—	5.67%	145,997	145,997	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	—	5.67%	43,101	43,101	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	—	5.67%	21,842	21,842	—
Cincinnati, OH	Eastgate Crossing	May-17	—	5.66%	16,250	16,250	—
Nashville, TN	Courtyard at Hickory Hollow	Oct-18	—	6.00%	1,901	1,901	—
Winston-Salem, NC	Hanes Mall	Oct-18	—	6.99%	162,900	162,900	—
Nashville, TN	Hickory Hollow Mall	Oct-18	—	6.00%	32,900	32,900	—
Terre Haute, IN	Honey Creek Mall	Jul-19	—	8.00%	33,600	33,600	—
Daytona Beach, FL	Volusia Mall	Jul-19	—	8.00%	57,800	57,800	—

	SUBTOTAL				$4,422,279	$4,129,421	$292,858

Weighted average interest rate					5.86%	6.16%	1.63%

Debt Premiums (Discounts): (e)

Little Rock, AR	Park Plaza Mall	May-10	—	4.90%	1,099	1,099	—
Roanoke, VA	Valley View Mall	Sep-10	—	5.10%	1,746	1,746	—
St. Louis, MO	Mid Rivers Mall	Jul-11	—	5.66%	2,658	2,658	—
Fayetteville, NC	Cross Creek Mall	Apr-12	—	5.00%	3,679	3,679	—
Colonial Heights, VA	Southpark Mall	May-12	—	5.10%	1,661	1,661	—
Livonia, MI	Laurel Park Place	Dec-12	—	5.00%	5,053	5,053	—
Monroeville, PA	Monroeville Mall	Jan-13	—	5.30%	1,588	1,588	—
St. Louis, MO	West County Center	Apr-13	—	5.82%	(3,075)	(3,075)	—
St. Louis, MO	South County Center	Oct-13	—	5.50%	(1,553)	(1,553)	—
Joplin, MO	Northpark Mall	Mar-14	—	5.50%	361	361	—
St. Louis, MO	Chesterfield Mall	Sep-16	—	5.96%	(1,941)	(1,941)	—

	SUBTOTAL				$11,276	$11,276	$—

Weighted average interest rate					4.78%	4.78%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,433,555	$4,140,697	$292,858

Weighted average interest rate					5.86%	6.16%	1.63%

Construction Loans:

D’lberville, MS	The Promenade	Dec-10	Dec-11	2.07%	79,085 (f)	—	79,085
Pittsburgh, PA	Settler’s Ridge	Jun-11	Dec-12	3.32%	20,567	—	20,567

	SUBTOTAL				$99,652	$—	$99,652

Credit Facilities:
Unsecured credit facility, $560,000 capacity		Aug-10	Aug-11	1.37%	$202,500	$—	$202,500

Secured credit facilities:
$524,850 capacity		Feb-10	—	1.12%	489,850 (g)	400,000	89,850
$105,000 capacity		Jun-11	—	4.50%	—	—	—
$20,000 capacity		Mar-10	—	1.12%	20,000	—	20,000
$17,200 capacity		Apr-10	—	1.12%	5,200	—	5,200

Total secured facilities				3.70%	515,050	400,000	115,050

Unsecured term facilities:
General		Apr-11	Apr-13	2.02%	228,000	—	228,000
Starmount		Nov-10	Nov-12	1.56%	209,494	—	209,494

Total term facilities				1.80%	437,494	—	437,494

	SUBTOTAL			1.03%	$1,155,044	$400,000	$755,044

Other					$351	$351	$—

Total Consolidated Debt					$5,688,602	$4,541,048	$1,147,554
Weighted average interest rate					5.13%	6.01%	1.66%

Plus CBL’s Share Of Unconsolidated Affiliates’ Debt:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	1.82%	$11,561	$—	$11,561
Huntsville, AL	Parkway Place	Jun-10	—	1.32%	26,084	—	26,084
Lee’s Summit, MO	Summit Fair	Jun-10	—	2.38%	14,419 (h)	—	14,419
Del Rio, TX	Plaza del Sol	Aug-10	—	9.15%	444	444	—
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	2.32%	44,062	—	44,062
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.32%	3,640	—	3,640
Port Orange, FL	The Pavilion At Port Orange	Jun-11	Jun-13	1.57%	52,804	—	52,804
Port Orange, FL	The Pavilion At Port Orange Phase II	Jun-11	Jun-12	1.56%	8,300	—	8,300
York, PA	York Town Center	Oct-11	—	1.57%	20,412	—	20,412
Greensboro, NC	Bank of America Building	Apr-13	—	5.33%	4,625	4,625	—
Greensboro, NC	First Citizens Bank Building	Apr-13	—	5.33%	2,555	2,555	—
Greensboro, NC	First National Bank Building	Apr-13	—	5.33%	405	405	—
Greensboro, NC	Friendly Center	Apr-13	—	5.33%	38,812	38,812	—
Greensboro, NC	Friendly Center Office Building	Apr-13	—	5.33%	1,100	1,100	—
Greensboro, NC	Green Valley Office Building	Apr-13	—	5.33%	971	971	—
Greensboro, NC	Renaissance Center Phase II	Apr-13	—	5.22%	7,850	7,850	—
Greensboro, NC	Wachovia Office Building	Apr-13	—	5.33%	1,533	1,533	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	—	5.09%	44,776	44,776	—
El Centro, CA	Imperial Valley Mall	Sep-15	—	4.99%	33,911	33,911	—
Raleigh, NC	Triangle Town Center	Dec-15	—	5.74%	97,739	97,739	—
Greensboro, NC	Renaissance Center Phase I	Jul-16	—	5.61%	17,917	17,917	—
Clarksville, TN	Governor’s Square Mall	Sep-16	—	8.23%	12,682	12,682	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	—	5.27%	13,973	13,973	—
Greensboro, NC	Shops at Friendly Center	Jan-17	—	5.90%	21,790	21,790	—
Harrisburg, PA	High Pointe Commons	May-17	—	5.74%	7,539	7,539	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	—	5.60%	95,400	95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	—	6.10%	3,000	3,000	—

	SUBTOTAL				$588,304	$407,022	$181,282

Less Noncontrolling Interests’ Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center	8.00%		6.25%	$(1,084)	$(1,084)	$—
Chattanooga, TN	CBL Center II	8.00%		1.57%	(928)	—	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,654)	(1,654)	—
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,259)	(11,259)	—
High Point, NC	Oak Hollow Mall	25.00%		4.50%	(9,427)	(9,427)	—

	SUBTOTAL				$(24,352)	$(23,424)	$(928)

Company’s Share Of Consolidated And Unconsolidated Debt					$6,252,554	$4,924,646	$1,327,908

Weighted average interest rate					5.06%	5.98%	1.68%
Total Debt of Unconsolidated Affiliates:
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	1.82%	$11,561	$—	$11,561
Huntsville, AL	Parkway Place	Jun-10	—	1.32%	52,168	—	52,168
Lee’s Summit, MO	Summit Fair	Jun-10	—	2.38%	53,402	—	53,402
Del Rio, TX	Plaza del Sol	Aug-10	—	9.15%	877	877	—
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	2.32%	44,062	—	44,062
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.32%	3,640	—	3,640
Port Orange, FL	The Pavilion At Port Orange	Jun-11	Jun-13	1.57%	52,804	—	52,804
Port Orange, FL	The Pavilion At Port Orange Phase II	Jun-11	Jun-12	1.56%	8,300	—	8,300
York, PA	York Town Center	Oct-11	—	1.57%	40,824	—	40,824
Greensboro, NC	Bank of America Building	Apr-13	—	5.33%	9,250	9,250	—
Greensboro, NC	First Citizens Bank Building	Apr-13	—	5.33%	5,110	5,110	—
Greensboro, NC	First National Bank Building	Apr-13	—	5.33%	809	809	—
Greensboro, NC	Friendly Center	Apr-13	—	5.33%	77,625	77,625	—
Greensboro, NC	Friendly Center Office Building	Apr-13	—	5.33%	2,199	2,199	—
Greensboro, NC	Green Valley Office Building	Apr-13	—	5.33%	1,941	1,941	—
Greensboro, NC	Renaissance Center Phase II	Apr-13	—	5.22%	15,700	15,700	—
Greensboro, NC	Wachovia Office Building	Apr-13	—	5.33%	3,066	3,066	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	—	5.09%	89,552 (i)	89,552	—
El Centro, CA	Imperial Valley Mall	Sep-15	—	4.99%	56,518	56,518	—
Raleigh, NC	Triangle Town Center	Dec-15	—	5.74%	195,479	195,479	—
Greensboro, NC	Renaissance Center Phase I	Jul-16	—	5.61%	35,835	35,835	—
Clarksville, TN	Governor’s Square Mall	Sep-16	—	8.23%	26,699	26,699	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	—	5.27%	27,946	27,946	—
Greensboro, NC	Shops at Friendly Center	Jan-17	—	5.90%	43,580	43,580	—
Harrisburg, PA	High Pointe Commons	May-17	—	5.74%	15,078	15,078	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	—	5.60%	190,800	190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	—	6.10%	6,000	6,000	—

					$1,070,825	$804,064	$266,761

Weighted average interest rate					4.78%	5.60%	1.69%

(a)	Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b)

In January 2009, the Company entered into an interest rate cap on a total notional amount of $129,000 related to it’s Pearland, TX properties to limit the maximum rate of interest that may be applied to the variable-rate loan to 5.55%. The cap terminates in July 2010.

(c)

The Company has entered into an interest rate swap on a notional amount of $40,000 related to Meridian Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate.

(d)

The Company has entered into an interest rate swap on a notional amount of $87,500 related to Rivergate Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate.

(e)	The interest rates used for debt premiums(discounts) reflects the market interest rate in effect as of the assumption of the related debt.

(f)

The Company has entered into an interest rate cap on a notional amount of $80,000 related to The Promenade to limit the maximum interest rate that may be applied to the variable-rate loan to 4.00%. The cap terminates in December 2010. Loan proceeds in the amount of $55,121 of the total debt balance reported have been drawn by the Company and the remainder of the balance has been placed in a restricted cash account to provide for future development costs to be incurred.

(g)

The Company has entered into interest rate swaps on a total notional amount of $400,000 related to its largest secured credit facility to effectively fix the interest rate on that portion of the credit line. Therefore, this amount is currently reflected as having a fixed rate.

(h)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.

(i)

Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

Schedule of Maturities of Mortgage and Other Notes Payable Based on Outstanding Balances as of June 30, 2009
(Dollars in thousands)

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL’s Share of Unconsolidated Affiliates’ Debt	Minority Interests’ Share of Consolidated Debt	CBL’s Share of Consolidated and Unconsolidated Debt	% of Total

2009	$52,782	$—	$—	$52,782	0.84%
2010	1,021,905	40,947	(928)	1,061,924	16.98%
2011	664,072	24,052	—	688,124	11.01%
2012	942,253	19,861	(10,511)	951,603	15.22%
2013	826,316	154,717	—	981,033	15.69%
2014	150,991	44,776	—	195,767	3.13%
2015	736,479	131,650	—	868,129	13.88%
2016	454,891	30,599	(11,259)	474,231	7.58%
2017	538,185	141,702	(1,654)	678,233	10.85%
2018	197,701	—	—	197,701	3.16%
2019	91,751	—	—	91,751	1.47%

Face Amount of Debt	5,677,326	588,304	(24,352)	6,241,278	99.82%
Net Premiums on Debt	11,276	—	—	11,276	0.18%

Total	$5,688,602	$588,304	$(24,352)	$6,252,554	100.00%

Based on Original Maturity Dates as of June 30, 2009:

Year	Consolidated Debt	CBL’s Share of Unconsolidated Affiliates’ Debt	Minority Interests’ Share of Consolidated Debt	CBL’s Share of Consolidated and Unconsolidated Debt	% of Total

2009	$154,394	$—	$(928)	$153,466	2.45%
2010	1,659,573	100,210	—	1,759,783	28.15%
2011	644,399	81,516	—	725,915	11.61%
2012	595,604	—	(10,511)	585,093	9.36%
2013	453,358	57,851	—	511,209	8.18%
2014	150,991	44,776	—	195,767	3.13%
2015	736,479	131,650	—	868,129	13.88%
2016	454,891	30,599	(11,259)	474,231	7.58%
2017	538,185	141,702	(1,654)	678,233	10.85%
2018	197,701	—	—	197,701	3.16%
2019	91,751	—	—	91,751	1.47%

Face Amount of Debt	5,677,326	588,304	(24,352)	6,241,278	99.82%
Net Premiums on Debt	11,276	—	—	11,276	0.18%

Total	$5,688,602	$588,304	$(24,352)	$6,252,554	100.00%

Debt Covenant Compliance Ratios as of June 30, 2009

Unsecured Line of Credit	Required	Actual	In Compliance

Debt to Gross Asset Value	65%	55%	Yes
Interest Coverage Ratio*	>1.75 x	2.29 x	Yes
Debt Service Coverage Ratio*	>1.55 x	1.89x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	569,485	$41.51	$37.24	-10.3%	$38.41	-7.5%
Stabilized malls	512,276	43.66	39.17	-10.3%	40.41	-7.4%
New leases	161,280	45.64	41.31	-9.5%	44.27	-3.0%
Renewal leases	350,996	$42.74	$38.18	-10.7%	$38.64	-9.6%

Year to Date:
All Property Types (1)	1,112,877	$39.39	$34.85	-11.5%	$35.78	-9.2%
Stabilized malls	1,003,199	41.38	36.62	-11.5%	37.60	-9.1%
New leases	253,629	43.72	40.08	-8.3%	42.92	-1.8%
Renewal leases	749,570	$40.58	$35.45	-12.6%	$35.81	-11.8%

Total Leasing Activity

Square
Feet

Quarter:
Total Leased	1,124,857
Operating Portfolio	1,006,658
Development Portfolio	118,199

Year to Date:
Total Leased	2,382,207
Operating Portfolio	2,211,272
Development Portfolio	170,935

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of June 30,

	2009	2008

Stabilized malls	$29.27	$29.17
Non-stabilized malls	26.71	24.84
Associated centers	11.90	11.60
Community centers	14.80	14.05
Other	19.09	17.52

(1) Includes Stabilized malls, Associated centers, Community centers and Other.

(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

Top 25 Tenants Based on Percentage of Total Revenues as of June 30, 2009

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues

1	Limited Brands, LLC	161	800,742	2.97%
2	Foot Locker, Inc.	181	685,553	2.49%
3	The Gap Inc.	95	987,422	2.26%
4	Abercrombie & Fitch, Co.	98	659,673	2.20%
5	AE Outfitters Retail Company	86	501,338	2.09%
6	Signet Group plc (1)	118	209,148	1.81%
7	Luxottica Group, S.P.A. (2)	150	329,390	1.54%
8	Zale Corporation	143	150,382	1.51%
9	Genesco Inc. (3)	185	255,050	1.43%
10	Dick’s Sporting Goods, Inc.	17	1,024,973	1.30%
11	Express Fashions	49	404,982	1.29%
12	JC Penney Co. Inc. (4)	77	8,532,990	1.25%
13	Finish Line, Inc. (5)	73	376,481	1.23%
14	New York & Company, Inc.	58	412,948	1.19%
15	The Regis Corporation	210	247,291	1.17%
16	Charlotte Russe Holding, Inc.	52	360,274	1.15%
17	Aeropostale, Inc.	76	258,799	0.98%
18	Pacific Sunwear of California	70	256,000	0.91%
19	Christopher & Banks, Inc.	88	300,185	0.90%
20	The Buckle, Inc.	49	242,386	0.89%
21	The Children’s Place Retail Stores, Inc.	54	227,571	0.84%
22	Charming Shoppes, Inc. (6)	51	290,878	0.82%
23	Claire’s Stores, Inc.	116	135,315	0.80%
24	Tween Brands, Inc. (7)	67	271,266	0.76%
25	Collective Brands, Inc.	88	239,167	0.76%

		2,412	18,160,204	34.54%

(1)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw’s Jewelers, Osterman’s Jewelers, LeRoy’s Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.

(2)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.

(3)	Genesco Inc. operates Journey’s, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.

(4)	JC Penney Co. Inc. owns 30 of these stores.

(5)	Finish Line, Inc. sold 17 Man Alive stores to Jimmy Jazz during the second quarter.

(6)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine’s.

(7)	Tween Brands, Inc. operates Limited Too and Justice.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

Capital Expenditures for the Three Months and Six Months Ended June 30, 2009
(In thousands)

	Three Months	Six Months

Tenant allowances	$9,583	$17,878

Renovations	294	382

Deferred maintenance:
Parking lot and parking lot lighting	522	561
Roof repairs and replacements	844	1,983
Other capital expenditures	942	1,925

Total deferred maintenance expenditures	2,308	4,469

Total capital expenditures	$12,185	$22,729

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2009	2008

Quarter ended:
March 31,	$651	$596
June 30,	208	990
September 30,	—	818
December 31,	—	911

	$859	$3,315

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Six Months Ended June 30, 2009

Properties Opened Year-To-Date
(Dollars in thousands)

		Total Project Square Feet	CBL’s Share of

Property	Location		Total Cost	Cost To Date	Date Opened	Initial Yield (a)

Mall Expansions:
Asheville Mall - Barnes & Noble	Asheville, NC	40,000	$11,684	$7,904	Spring-09	5.3%
Oak Park Mall - Barnes & Noble (e)	Kansas City, KS	34,000	9,619	11,386	Spring-09	7.9%

Redevelopments:
West County - Former Lord & Taylor	St. Louis, MO	90,620	34,149	26,197	Spring-09	9.9%

Community Center:
Hammock Landing (Phase I and Phase 1A) (b)	West Melbourne, FL	470,042	39,673	46,931	Spring-09/Fall-10	7.3%*

		634,662	$95,125	$92,418

Properties Under Development at June 30, 2009 (Dollars in thousands)

		Total Project Square Feet	CBL’s Share of

Property	Location		Total Cost	Cost To Date	Opening Date	Initial Yield(a)

Community/Open-Air Centers:
Settlers Ridge (Phase I) (e)	Robinson Township, PA	393,822	108,959	66,578	Fall-09	6.1%*
Summit Fair (d)	Lee’s Summit, MO	483,172	22,000	22,000	Summer-09/Summer-10	9.0%
The Pavilion at Port Orange (Phase I and Phase 1A) (b)	Port Orange, FL	495,669	73,813	47,499	Fall-09/Summer-10	7.1%
The Promenade (c)	D’Iberville, MS	681,684	88,216	61,869	Fall-09	8.0%

		2,054,347	$292,988	$197,946

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.
(b)	50/50 Joint Venture. Costs to date may be gross of applicable reimbursements.
(c)	The Promenade is an 85/15 joint venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date may be gross of applicable reimbursements.
(d)	CBL’s interest represents 27% of project cost.
(e)	Costs to date may be gross of applicable reimbursements.

* Pro Forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.